ASSET AND LIABILITIES HELD FOR SALE (Narrative) (Details) - Mina Bolanitos [Member] - USD ($) $ / shares in Units, shares in Millions, $ in Millions	Jan. 15, 2026	Nov. 24, 2025
Asset And Liabilities Held For Sale [Line Items]
Percentage of issued and outstanding shares		100.00%
Cash consideration	$ 30.0
Common shares received	36.9
Fair value of the Guanajuato Silver common shares received	$ 20.2
Portion of consideration received, share price	$ 0.76
Description of contingent consideration	In addition to the upfront consideration, the fair value of the transaction at the closing date includes the fair value of the deferred considerations totaling up to $10.0, contingent upon achieving production milestones of two million and four million silver-equivalent ounces.
Gain on disposal	$ 34.7